UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): August 27, 2014

Basta Holdings Corp.
 (Exact name of registrant as specified in its charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse Suite 518 Bay Harbor Islands, FL 33154
(Address of principal executive offices)

(305) 867-1228
(Registrant’s telephone number, including area code)

Room 2105 Sino Life Tower No. 707 Zhang Yang Rd. Pudong Shanghai, China, 200120
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02                    Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers,

On August 26, 2014 Adam Wasserman tendered his written resignation as Chief Financial Officer and Director of the Company.  In his letter of resignation Mr. Wasserman stated his resignation was not the result of any disagreements with the Company on any matter relating to the Company’s operations, policies, including accounting or financial policies or practices. A copy of his Resignation Letter is attached as Exhibit 10.1 hereto. In the interim Jacob Gitman, the current President of the Company was appointed as our Chief Financial Officer until a replacement can be retained.

Item 9.01                     Financial Statements and Exhibits

Exhibit Number	Description

10.1	Resignation Letter from Mr. Adam Wasserman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basta Holdings Corp.
(Issuer)

By:	/s/ Jacob Gitman
Jacob Gitman, President

Dated: August 27, 2014